Supplement dated November 15, 2001
                       to Prospectus dated October 1, 2001

   Flexible Payment Deferred Combination Fixed and Variable Annuity Contracts

                                    issued by

                     The Sage Variable Annuity Account A and
                      Sage Life Assurance of America, Inc.


         This supplement should be attached to your copy of the prospectus for the flexible payment deferred combination fixed and variable annuity contract.

1. Effective as of the date of this supplement, the 1 and 2 year Guarantee Periods of the Fixed Account are not available for transfers or as renewal options.

2.   We reserve the right to refuse any initial or additional purchase payment.




SSSCSUPP 136 11/01